                                                                    EXHIBIT 99.1

                                              Net Interest Margin Trust 1995-A
                                              July, 2000
                                              Payment: August 15, 2000

                                              7.25% SECURITIZED NET INTEREST
                                              MARGIN CERTIFICATES
                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                              Distribution Date: August 15, 2000

                                                                                                            Per $1,000
Securitized Net Interest Margin Certificates                                                                 Original
--------------------------------------------                                                                ----------
1.    Amount Available                                                             1,577,280.88
                                                                              -----------------
      Pro rata Share of Excess from NIM 94-A                                       3,205,058.75
                                                                              -----------------
Interest

2.    Aggregate Interest                                                             397,820.68             1.29162558
                                                                              ----------------------------------------

3.    Amount Applied to:
      (a)    accrued but unpaid Interest

4.    Remaining:
      (a)    accrued but unpaid Interest

5.    Monthly Interest                                                               397,820.68
                                                                              -----------------

Principal

6.    Current month's principal distribution                                       4,384,518.95            14.23545114
                                                                              ----------------------------------------

7.    Remaining outstanding principal balance                                     61,461,663.27           199.55085480
                                                                              ----------------------------------------
      Pool Factor                                                                    0.19955085
                                                                              -----------------

8.    Present value of the projected remaining aggregate
      cashflows of the Finance I Assets and the
      Residual Assets, as of the immediately
      preceding Distribution Date                                                285,521,694.66**
                                                                              -----------------
9.    Aggregate amount on deposit in Reserve Fund                                  7,500,000.00
                                                                              -----------------

10.   Subordinated Certificateholder payment  (interest
      earnings on Reserve Fund, pursuant to Section 5.8)                              38,276.96
                                                                              -----------------

11.   Aggregate principal balance of loans
      refinanced by Conseco Finance                                                2,840,914.06
                                                                              -----------------

12.   Weighted average CPR                                                                9.21%
                                                                              -----------------

13.   Weighted average CDR                                                                3.22%
                                                                              -----------------

14.   Annualized net loss percentage                                                      2.19%
                                                                              -----------------

15.   Delinquency              30-59 day                                                  1.60%
                                                                              -----------------
                               60-89 day                                                  0.66%
                                                                              -----------------
                               90+ day                                                    1.09%
                                                                              -----------------
                               Total 30+                                                  3.35%
                                                                              -----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 7/15/00.

                                                Net Interest Margin Trust 1995-A
                                                July, 2000
                                                Payment: August 15, 2000




                                            Fee Assets
                 -----------------------------------------------------------
                       Guarantee              Inside             Fee Asset
                          Fees                 Refi                Total
                 -----------------------------------------------------------

GTFC 1994-5              2,371.15            18,366.88            20,738.03
GTFC 1994-6                  0.00            20,629.22            20,629.22
GTFC 1994-7             75,966.53             6,389.95            82,356.48
GTFC 1994-8             56,236.72            23,553.92            79,790.64
GTFC 1995-1                  0.00            19,149.13            19,149.13
GTFC 1995-2                  0.00                 0.00                 0.00
GTFC 1995-3            213,750.92            61,638.63           275,389.55
GTFC 1995-4             74,982.16            31,807.17           106,789.33
GTFC 1995-5                  0.00                 0.00                 0.00
                 -----------------------------------------------------------

                       423,307.48           181,534.90           604,842.38

Total amount of Guarantee Fees and
     Inside Refinance Payments                                   604,842.38
                                                           -----------------

Subordinated Servicing Fees                                      566,921.40
                                                           -----------------

Payment on Finance 1 Note                                      1,171,763.78
                                                           -----------------

Allocable to Interest (current)                                  673,617.08
                                                           -----------------

Allocable to accrued but unpaid Interest                               0.00
                                                           -----------------

Accrued and unpaid Trustee Fees                                        0.00
                                                           -----------------

Allocable to Principal                                           498,146.70
                                                           -----------------

Finance 1 Note Principal Balance                             110,997,093.55
                                                           -----------------

                                                Net Interest Margin Trust 1995-A
                                                July, 2000
                                                Payment: August 15, 2000


                                               Inside
                                Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                    21,535.49     26,433.25     47,968.74
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                   319,539.47     38,008.89    357,548.36
                           ------------------------------------------
                              341,074.96     64,442.14    405,517.10

                           Total Residual and Inside
                               Refinance Payments         405,517.10